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                                                                 EXHIBIT 10.2(d)

                   FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT
                          AND CERTAIN RELATED DOCUMENTS

                 This FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CERTAIN RELATED DOCUMENTS (this "FOURTH AMENDMENT") is dated as of April 24, 1996, and is among UGLY DUCKLING CORPORATION ("HOLDINGS"), a Delaware Corporation (as successor by merger to Ugly Duckling Holdings, Inc., an Arizona corporation ("OLD HOLDINGS")), DUCK VENTURES, INC. ("VENTURES"), CHAMPION ACCEPTANCE CORPORATION (f/k/a Ugly Duckling Credit Corporation) ("CREDIT"), UGLY DUCKLING CAR SALES, INC. ("SALES"), UDRAC, INC. ("UDRAC") and CHAMPION FINANCIAL SERVICES, INC. ("CHAMPION"), each of Ventures, Credit, Sales, UDRAC and Champion being an Arizona corporation, SUNAMERICA LIFE INSURANCE COMPANY ("SUNAMERICA") (SunAmerica and any subsequent holder(s) of the Note (as defined below) being the "PURCHASER" or the "HOLDER" and "HOLDERS"), Verde Investments, Inc., an Arizona corporation, Ernest C. Garcia, II, a natural person, and Elizabeth JoAnne Garcia, a natural person. Holdings, Ventures, Credit, Sales, UDRAC and Champion hereinafter each separately referred to as a "BORROWER ENTITY," and collectively referred to as the "BORROWER." The obligations of the Borrower to the Purchaser under this Fourth Amendment are the joint and several liability of each of Holdings, Ventures, Credit, Sales, UDRAC and Champion.

                 WHEREAS, pursuant to the Note Purchase Agreement dated as of August 31, 1995 between the Borrower and Purchaser as amended by the First Amendment to Note Purchase Agreement and Certain Related Documents dated as of September 11, 1995, the Second Amendment to Note Purchase Agreement and Certain Related Documents dated as of December 15, 1995 and the Third Amendment to Note Purchase Agreement and Certain Related Documents dated as of February 27, 1996 (the "NOTE PURCHASE AGREEMENT"; capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Purchase Agreement.), the Borrower sold its convertible Note to Purchaser;

                 WHEREAS, pursuant to the Assumption dated as of even date herewith, Holdings has expressly assumed the obligations of Old Holdings under the Note Purchase Agreement and each other Credit Document to which Old Holdings is a party; and

                 WHEREAS, the Credit Parties and Purchaser desire to amend the Note Purchase Agreement and certain Credit Documents on the terms and conditions more fully set forth herein.

                 NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

                 1.1      AMENDMENTS TO SECTION 12:  DEFINITIONS

                 A. Section 12A of the Note Purchase Agreement is hereby amended by deleting therefrom the definition of "Auto Loan Securitization" and substituting therefor the following:

                 "'AUTO LOAN SECURITIZATION' means the auto loan securitizations (Rule 144A transactions or registered transactions) as contemplated by the Commitment Letter (as such Commitment Letter may be amended, amended and restated, supplemented or otherwise modified from time to time."


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                 SECTION 2.  AMENDMENTS TO THE PLEDGE AGREEMENT

                 2.1      AMENDMENTS TO INTRODUCTORY PARAGRAPH

                 A. The introductory paragraph of the Pledge Agreement is hereby amended by deleting the phrase "Ugly Duckling Holdings, Inc., an Arizona corporation (the 'Company')" thereof and substituting therefor "Ugly Duckling Corporation, a Delaware corporation (the 'Company') (as successor by merger to Ugly Duckling Holdings, Inc., an Arizona corporation)".

                 SECTION 3.  AMENDMENTS TO THE COMMITMENT LETTER

                 3.1      AMENDMENTS TO THE COMMITMENT LETTER

                 A. The Commitment Letter is hereby amended by (i) deleting the "$125,000,000" contained in clause (i) of the second paragraph thereof and substituting therefor "$175,000,000" and (ii) deleting the "$125,000,000" contained in clause (ii) of the second paragraph thereof and substituting therefor "$175,000,000".

                 B. The Commitment Letter is hereby further amended by deleting the "$20,000,000" contained in the fifth paragraph thereof and substituting therefor "$10,000,000".

                 C. The Commitment Letter is hereby further amended by deleting the "$20,000,000" contained in the sixth paragraph thereof and substituting therefor "$10,000,000".

                 D. The Commitment Letter is hereby further amended by deleting the "December 31, 1996" contained in the sixth paragraph thereof and substituting therefor "the later to occur of (i) December 31, 1996 and (ii) the issuance of $50,000,000 in Certificates on the terms set out in the Term Sheet,".

                 E. The Commitment Letter is hereby further amended by inserting between the sixth and seventh paragraphs thereof a new paragraph as follows:

                          "The obligations of the Borrower under this letter agreement, as such letter agreement may be amended, supplemented, or otherwise modified from time to time, shall survive payment of the Note and termination of any other Credit Documents."

                 3.2      AMENDMENTS TO ANNEX A TO THE COMMITMENT LETTER

                 A. Annex A to the Commitment Letter is hereby amended by deleting the "December 31, 1997" contained in the summary of the term "Amount and Call" thereof and substituting therefor "December 31, 1998".

                 B. Annex A to the Commitment Letter is hereby further amended by deleting the "$75 million" contained in the summary of the term "Amount and Call" thereof and substituting therefor "$125 million".

                 C. Annex A to the Commitment Letter is hereby further amended by deleting the "20,000,000" contained in the summary of the term "Amount and Call" thereof and substituting therefor "$10,000,000".

                 D. Annex A to the Commitment Letter is hereby further amended by deleting the "December 31, 1996, or" contained in the summary of the term "Commitment Period" thereof and substituting therefor "the later to occur of (i) December 31, 1996 and (ii) the issuance of $50,000,000 in Certificates. Notwithstanding the foregoing sentence,".

                 E. Annex A to the Commitment Letter is hereby further amended by deleting the "December 31, 1997" contained in the summary of the term "Commitment Period" thereof and substituting therefor "December 31, 1998".


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                 F.       Annex A to the Commitment Letter is hereby further
amended by deleting the "$20 million and in multiples of $5 million" contained in the summary of the term "Initial Amount" thereof and substituting therefor "$10 million".

                 G. Annex A to the Commitment Letter is hereby further amended by deleting the "$20,000,000" contained in the summary of the term "Initial Closing Date" thereof and substituting therefor "$10,000,000".

                 H. Annex A to the Commitment Letter is hereby further amended by deleting the "$75 million" contained in the summary of the term "Additional Amount" thereof and substituting therefor "$125 million".

                 I. Annex A to the Commitment Letter is hereby further amended by deleting the "$20 million and in multiples of $5 million" contained in the summary of the term "Additional Amount" thereof and substituting therefor "$10 million".

                 J. Annex A to the Commitment Letter is hereby further amended by deleting the "second $75 million in Certificates purchased" contained in the summary of the term "Advance Amount on Additional Contracts" thereof and substituting therefor "$125 million in Certificates purchased in excess of the Initial Amount".

                 K. Annex A to the Commitment Letter is hereby further amended by deleting therefrom the definition of "Interest Rate Schedule for Additional $75 million" and substituting therefor the following:

     "Interest Rate Schedule for
      Additional $125 million:   The following spreads (in basis
                                 points) represent the spread over
                                 U.S. Treasury securities having a
                                 maturity equal to the anticipated
                                 average life of the portfolio
                                 (estimated at 2 years).

                                 $0-$25 million over Initial Amount    T+250
                                 $25-$50 million over Initial Amount   T+225
                                 $50-$75 million over Initial Amount   T+200
                                 $75-$100 million over Initial Amount  T+175
                                 $100-$125 million over Initial Amount T+150".

                 L. Annex A to the Commitment Letter is hereby further amended by deleting the "$75 million" contained in the caption of the term "Structure for Additional $75 million" and substituting therefor "$125 million".

                 M. Annex A to the Commitment Letter is hereby further amended by deleting the "$20,000,000" contained in the summary of the term "Purchase" thereof and substituting therefor "$10,000,000".

                 SECTION 4.  CONDITIONS TO EFFECTIVENESS

                 4.1 CONDITIONS TO EFFECTIVENESS OF SECTIONS 1 & 2. Sections 1 and 2 of this Fourth Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

                 A. SunAmerica shall have received the opinion of Snell & Wilmer L.L.P., counsel to Holdings, in form and substance satisfactory to SunAmerica, addressed to SunAmerica and dated the date of delivery, in the form attached hereto as Exhibit A.


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                  4.2  CONDITIONS TO EFFECTIVENESS OF SECTION 3. Section 3 of
this Fourth Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

                  A. On or before the Fourth Amendment Effective Date, Holdings shall deliver to SunAmerica the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

                  1. Certified copies of the Certificate or Articles of Incorporation of each of the Borrower Entities and Verde Investments, Inc., an Arizona corporation, as guarantor (the "CORPORATE GUARANTOR"), certified by its corporate secretary or an assistant secretary, together with a good standing certificate from the Secretary of State of its state of incorporation; provided, however, that the Certificate or Articles of Incorporation need not be delivered pursuant to this subsection 3A.1 if such Borrower Entity or Corporate Guarantor, as applicable, certifies that such certified Certificate or Articles of Incorporation were delivered to SunAmerica previously and that there has been no change in such Certificate or Articles of Incorporation since the date of such delivery;

                  2. Copies of the Bylaws of each of the Borrower Entities and the Corporate Guarantor, certified by its corporate secretary or an assistant secretary; provided, however, that the Bylaws need not be delivered pursuant to this subsection 3A.2 if such Borrower Entity or Corporate Guarantor, as applicable, certifies that such Bylaws were delivered to SunAmerica previously and that there has been no change in such Bylaws since the date of such delivery;

                  3. Resolutions of the Board of Directors of each of the Borrower Entities and the Corporate Guarantor approving and authorizing the execution, delivery, and performance of this Fourth Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  4. Signature and incumbency certificates of the officers of each of the Borrower Entities and the Corporate Guarantor executing the Fourth Amendment;

                  5. Copies of this Fourth Amendment executed by each Borrower Entity and consented to and executed by each other Credit Party; and


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                 6.   Such other documents as SunAmerica may reasonably request.

                 B. On or before the Fourth Amendment Effective Date, SunAmerica shall have received the reliance letter of Snell & Wilmer L.L.P., counsel to Holdings, in form and substance satisfactory to SunAmerica, addressed to SunAmerica and dated the Fourth Amendment Effective Date, to the effect that SunAmerica may rely on the opinion of Snell & Wilmer L.L.P. delivered pursuant to Section 4.1.A. of this Fourth Amendment with the same force and effect as though such opinion had been delivered on the Fourth Amendment Effective Date.

                 C. SunAmerica shall have exercised its conversion rights pursuant to Section 2 of the Note and shall have converted the Note (the "CONVERSION") in whole on the closing date of the IPO; provided, however, that upon satisfaction of the provisions of this Section 4.2.C, the provisions of
Section 3 of this Fourth Amendment shall be deemed to be effective immediately prior to the Conversion and the documents delivered pursuant to Section 4.2 shall be deemed delivered immediately prior to the Conversion.

                 SECTION 5.  REPRESENTATIONS AND WARRANTIES

                 In order to induce SunAmerica to enter into this Fourth Amendment and to amend the Note Purchase Agreement in the manner provided herein, the Borrower represents and warrants, and each other Credit Party represents and warrants as to matters pertaining to it, to the Purchaser that:

                 A. Each of the Borrower Entities and the other corporate Credit Parties has been duly organized, and is validly existing in good standing under the laws of the state of its incorporation, with corporate power and authority to own its property and assets, to carry on its business as now conducted by it, to enter into this Fourth Amendment and to perform its obligations under this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, and, in the case of Holdings, to issue the Conversion Shares.

                 B. The execution, delivery and performance by each of the Borrower Entities and the other corporate Credit Parties of this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, have been duly authorized by all necessary corporate action and this Fourth Amendment has been duly executed and delivered by each Borrower Entity.

                 C. Each of this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, constitutes the legally valid and binding obligation of each of the Borrower Entities and other Credit Parties party thereto, enforceable in accordance with its terms.

                 D. The Guaranty constitutes the legally valid and binding obligation of the Guarantors, enforceable in accordance with its terms. The Guaranty guarantees the payment of all amounts payable under the Note Purchase Agreement as amended by this Fourth Amendment.

                 E. The Pledge Agreement as amended by this Fourth Amendment (the "AMENDED PLEDGE AGREEMENT") secures the performance and payment by Borrowers of the Note and the Secured Obligations (as defined in the Amended Pledge Agreement). The Amended Pledge Agreement, together with possession by the Purchaser of certificates representing the Pledged Shares (as defined in the Amended Pledge Agreement) or certificates representing shares of stock of Old Holdings, create in favor of the Purchaser a perfected security interest in the Pledged Shares free of adverse claims.


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                 F.   The execution and delivery of, and performance by each of
the Borrower Entities and Credit Parties party thereto of its obligations under this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, and the offering, issuance, sale and delivery of the Conversion Shares, do not and will not (i) violate such party's charter document or bylaws, (ii) violate, breach, or result in a default under, any provision of any agreement or other instrument to which such party or any of its properties is subject, or (iii) breach or otherwise violate any existing obligation of or restriction on such party under any order, judgment or decree of any court or other government agency binding on any such party.

                 G. The execution and delivery by Borrower Entities and the other Credit Parties of, and performance of its obligations under, this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, and the offering, sale, issuance and delivery of the Conversion Shares, do not and will not violate any provision of law, or any rules or regulations of any governmental authority, applicable to any Borrower Entity or Credit Party.

                 H. No order, consent, permit or approval of any court or administrative or governmental authority is required on the part of any Borrower Entity or Credit Party for the execution and delivery of, and performance of its obligations under, this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment, or the offering, sale, issuance, delivery and payment of the Note and the Conversion Shares.

                 I. The shares of common stock of Holdings held by Ernest C. Garcia, II, and Elizabeth Joanne Garcia, as community property, have been duly authorized and are validly issued, fully paid and non-assessable. The Conversion Shares have been duly authorized and reserved and, upon conversion of the Note in accordance with the terms thereof, will be validly issued, fully paid and non-assessable.

                 J. The Borrower has made all filings and registrations with such governmental authorities and public offices as are necessary to ensure the legality, validity and enforceability of this Fourth Amendment and the Note Purchase Agreement and the other Credit Documents, each as amended by this Fourth Amendment.

                 K. There is no Default or Event of Default or event that with the giving of notice or the lapse of time or both would constitute an Event of Default.

                 SECTION 6.  MISCELLANEOUS

                 A. Each reference in any Credit Document to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to such Credit Document, and each reference in any other Credit Documents to such Credit Document, "thereunder", "thereof" or words of like import referring to such Credit Document shall mean and be a reference to such Credit Document as amended by this Fourth Amendment.

                 B. Except to the extent each is expressly amended by the terms of this Fourth Amendment, all terms and conditions of the Note Purchase Agreement, each Credit Document and all other instruments and agreements executed thereunder remain in full force and effect.

                 C. The Borrower shall reimburse the Purchaser for all reasonable expenses, including counsel fees, in the preparation of this Fourth Amendment.

                 D. This Fourth Amendment shall be governed and interpreted in accordance with the laws of the State of California.


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                 E.   This Fourth Amendment may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of page intentionally left blank.]









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                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:                               UGLY DUCKLING CORPORATION

ADDRESS (for each Borrower Entity):
c/o Ugly Duckling Corporation           By:
2525 E. Camelback Road, Ste. 510             ----------------------------------------
Phoenix, Arizona  85016                      Name:
Telephone:   (602) 852-6600                  Title:
Facsimile:   (602) 852-6696

                                        DUCK VENTURES, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        CHAMPION ACCEPTANCE CORPORATION
                                        (f/k/a Ugly Duckling Credit Corporation)

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        UGLY DUCKLING CAR SALES, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        UDRAC, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        CHAMPION FINANCIAL SERVICES, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

PURCHASER:                              SUNAMERICA LIFE INSURANCE COMPANY

ADDRESS:
1 SunAmerica Center                     By:
1999 Avenue of the Stars                     -----------------------------------
Century City                                 Name:
Los Angeles, CA  90067                       Title:
Telephone:   (310) 772-6000
Facsimile:   (310) 772-6078


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Attention:   Timothy J. Cesarek
             SunAmerica Corporate Finance

         The following Credit Parties consent to this Fourth Amendment and execute this Fourth Amendment with respect to the amendments to such Credit Documents to which they are party and with respect to the representations and warranties made by such parties herein.

CREDIT PARTIES:                             VERDE INVESTMENTS, INC.

                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            ERNEST C. GARCIA, II


                                            ------------------------------------
                                            Ernest C. Garcia, II


                                            ELIZABETH JOANNE GARCIA


                                            ------------------------------------
                                            Elizabeth Joanne Garcia


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